UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 26, 2009

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-09764	11-2534306
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Atlantic Street, Suite 1500

Stamford, CT 06901

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 328-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Dinesh Paliwal Letter Agreement

On September 1, 2009, Harman International Industries, Incorporated (the “Company”) and Dinesh Paliwal, the Chief Executive Officer and Chairman of the Company, entered into an amendment (the “Amendment”) to the Letter Agreement dated May 8, 2007 between the Company and Mr. Paliwal (the “Letter Agreement”), as amended by the amendments dated November 29, 2007 and December 31, 2008.

Pursuant to the terms of the Amendment, for fiscal years commencing with the Company’s 2010 fiscal year, Mr. Paliwal will become eligible, on a basis commensurate with his title and position, for an annual cash target bonus opportunity equal to 200% of his base salary and a maximum bonus of 300% of his base salary (the “Annual Bonus”). The Annual Bonus will be based upon the Company’s achievement of its business plan targets as established annually by the Compensation and Option Committee (the “Committee”) of the Company’s Board of Directors, consistent with the Company’s 2008 Key Executive Officers Bonus Plan or its successor. All or a portion of the Annual Bonus will be awarded pursuant to the terms of the Company’s 2008 Key Executive Officers Bonus Plan, or a successor plan. The Annual Bonus will be paid no later than March 15th of the calendar year immediately following the end of the applicable fiscal year.

Also pursuant to the Amendment, Mr. Paliwal will receive an equity award for fiscal year 2010 of 81,967 shares of time-based vesting restricted share units and 163,934 shares of performance-based vesting restricted share units, the terms of which are more fully described below under the caption “Fiscal 2010 Equity Awards.”

Under the Amendment, beginning in fiscal year 2011, Mr. Paliwal will become eligible for an annual equity grant (the “Annual Equity Award”) on a basis commensurate with his title and position. With respect to each of the Company’s 2011, 2012 and 2013 fiscal years, the Annual Equity Award will be in the form of two restricted share unit grants, one of which will be a time-based vesting award having a grant date total value of at least 200% of his base salary, and the other of which will be a performance-based vesting award providing an opportunity to earn, assuming achievement of the maximum level of performance, an amount of shares of Company common stock with a grant date value equal to 400% of his base salary. The terms of the Annual Equity Award will be determined by the Compensation and Option Committee (the “Committee”) of the Company’s Board of Directors. However, in no event will the vesting period of the Annual Equity Award exceed three years, and the agreement setting forth the Annual Equity Award will provide for accelerated vesting upon a protected termination, as such term is defined in the Letter Agreement, and a change in control.

The Annual Equity Award replaces the annual equity grant and the special bonus tied to enterprise value contemplated by the Letter Agreement.

The foregoing descriptions of the Letter Agreement and the Amendment are summaries and are qualified in their entirety by reference to the Letter Agreement and the Amendment, copies of which are filed herewith as Exhibits 10.1, 10.2, 10.3 and 10.4 and are incorporated herein by reference.

Fiscal 2010 Equity Awards

On August 26, 2009, the Committee approved annual equity awards to its executive officers for fiscal 2010. The grant date of the awards is September 1, 2009, and they will be issued under the Company’s Amended and Restated 2002 Stock Option and Incentive Plan. The Committee believes that annual equity awards serve as a long-term retention tool and align employee and stockholder interests by increasing compensation as stockholder value increases. For fiscal 2010, the Committee structured the awards as follows: one-third of the total value of the equity award was granted as time-based vesting restricted share units (“Time-Based RSUs”) and two-thirds of the total value of the equity award was granted as performance-based vesting restricted share units (“Performance-Based RSUs”). For fiscal year 2010, the following awards were granted to the Company’s executive officers:

Name and Title	Number of Time-Based RSUs	Number of Performance-Based RSUs
Dinesh Paliwal, CEO and Chairman	81,967	163,934
Herbert Parker, CFO	13,564	27,128
Blake Augsburger, President-Professional Division	13,564	27,128
Klaus Blickle, CEO, Automotive Division	13,564	27,128
David Karch, VP, Operational Excellence	8,136	16,272
Sachin Lawande, CTO	8,136	16,272
David Slump, President, Consumer Audio Division and VP, Corporate Development	10,625	21,251
John Stacey, VP, Human Resources and CHRO	8,136	16,272
Todd Suko, VP, General Counsel and Secretary	9,107	18,215

The number of shares of Time-Based RSUs and Performance-Based RSUs was determined by using the average of the closing price for the Company’s common stock, as reported by the New York Stock Exchange, for the ten trading days ending on August 25, 2009.

The Time-Based RSUs will vest on the third anniversary of the grant date if the executive remains employed by the Company through such date, subject to acceleration upon certain qualifying terminations.

The Performance-Based RSUs will vest at the end of a performance period if the executive remains employed by the Company over the performance period, subject to acceleration upon certain qualifying terminations. The performance period is the three-year period ending June 30, 2012. Payout under the Performance-Based RSUs can range from 0% to 100%. The amount of the payout will be determined based on the Company’s achievement of net revenue and cost initiative goals (measured through operating margin) in fiscal 2012. Operating margin is calculated by dividing the Company’s operating income (excluding restructuring costs, goodwill and any other one time items), by the Company’s net revenue.

The Time-Based Restricted Share Unit Agreement and Performance-Based Restricted Share Unit Agreement for Mr. Paliwal are attached hereto as Exhibits 10.5 and 10.6, respectively, and are incorporated herein by reference. The awards of Time-Based RSUs and Performance-Based RSUs to the other executive officers of the Company will be evidenced by, and subject to the terms and provisions of, agreements in substantially the forms previously filed by the Company with the Securities and Exchange Commission.

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Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Letter Agreement dated May 8, 2007 between Harman International Industries, Incorporated and Dinesh Paliwal (filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 9, 2007, and incorporated herein by reference).

10.2	Amendment to Letter Agreement, dated November 29, 2007, between Harman International Industries, Incorporated and Dinesh Paliwal (filed as Exhibit 10.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 4, 2007, and incorporated herein by reference).

10.3	Amendment to Letter Agreement, dated December 31, 2008, between Harman International Industries, Incorporated and Dinesh Paliwal (filed as Exhibit 10.4 to the Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2008, and incorporated herein by reference).

10.4	Amendment to Letter Agreement, dated September 1, 2009, between Harman International Industries, Incorporated and Dinesh Paliwal.

10.5	Time-Based Restricted Share Unit Agreement for Dinesh Paliwal under the Amended and Restated Harman International Industries, Incorporated 2002 Stock Option and Incentive Plan.

10.6	Performance-Based Restricted Share Unit Agreement for Dinesh Paliwal under the Amended and Restated Harman International Industries, Incorporated 2002 Stock Option and Incentive Plan.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED

By:	/s/ Herbert Parker
Herbert Parker
Executive Vice President and Chief Financial Officer

Date: September 1, 2009

EXHIBIT INDEX

Exhibit No.	Description
10.4	Amendment to Letter Agreement, dated September 1, 2009, between Harman International Industries, Incorporated and Dinesh Paliwal.

10.5	Time-Based Restricted Share Unit Agreement for Dinesh Paliwal under the Amended and Restated Harman International Industries, Incorporated 2002 Stock Option and Incentive Plan.

10.6	Performance-Based Restricted Share Unit Agreement for Dinesh Paliwal under the Amended and Restated Harman International Industries, Incorporated 2002 Stock Option and Incentive Plan.